CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND
Servicing Class (CNRMX)
Class N (CNRNX)

Supplement dated March 31, 2016, to the Summary Prospectus dated January 31, 2016

Effective April 1, 2016, Waddell & Reed Investment Management Company (“Waddell & Reed”) will no longer serve as sub-adviser to the City National Rochdale Municipal High Income Fund (the “Fund”). Accordingly, all references to a sub-adviser of the Fund, Waddell & Reed and Michael J. Walls in the Summary Prospectus are deleted in their entirety.

Effective April 29, 2016, the Servicing Class shares of the Fund are reclassified as Class Y shares. Accordingly, all references to Servicing Class shares of the Fund in the Summary Prospectus are replaced with references to Class Y shares.

The following sentence is added to the end of the section titled “Principal Risks of Investing in the Fund” beginning on page 3:

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Effective April 1, 2016, the section titled “Portfolio Manager” on page 5 is replaced in its entirety with the following:

PORTFOLIO MANAGER

William Black, Managing Director and Senior Portfolio Manager of City National Rochdale, LLC (the “Adviser”), will be primarily responsible for the day-to-day management of the Fund and will serve as portfolio manager for the Fund.

Effective April 29, 2016, the first sentence in the first paragraph under the section titled “Purchase and Sale of Fund Shares” on page 5 is replaced in its entirety with the following:

Class Y shares of the Fund may be purchased, redeemed or exchanged through fiduciary, advisory, agency, custodial and other similar accounts on platforms offered by financial intermediaries (each an “Authorized Institution”).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK- 011-0100